UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2024

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Net Asset Value

In accordance with Nuveen Churchill Private Capital Income Fund’s (the “Fund”) valuation policy, the Fund intends to sell its shares on the first business day of each month at an offering price that it believes reflects the net asset value (“NAV”) per share at the end of the preceding month. The table below sets forth the public offering prices for the Fund’s Class I, Class S, and Class D shares of beneficial interest, which was approximately equal to their respective NAV per share.

NAV as of October 31, 2024
Class I shares	$24.77
Class S shares	$24.71
Class D shares	$24.76

As of October 31, 2024, the Fund’s aggregate NAV was approximately $788.4 million, the fair value of its investment portfolio was $1.1 billion, and it had $376.5 million in secured borrowings outstanding.

As of October 31, 2024, the Fund's Class I, Class S, and Class D shares of beneficial interest generated the following returns:

	Inception date	1-Month	3-Month	Year to Date	1-Year [3]	Since Inception [2]
Class I Shares	3/30/2022	0.89%	2.69%	9.23%	12.06%	11.20%
Class S Shares	10/2/2023	0.78%	2.40%	8.40%	10.96%	11.02%
Class D Shares	10/2/2023	0.87%	2.59%	8.96%	11.77%	11.87%

Distributions

On November 26, 2024, the Fund’s board of trustees (the “Board”) declared regular distributions for each class of its shares of beneficial interests in the amount per share set forth below. The regular distributions are payable to shareholders of record as of November 30, 2024 and the payment date is on December 27, 2024.

	Gross Regular Distribution	Shareholder Servicing Fee	Net Regular Distribution
Class I shares	$0.200	$—	$0.200
Class S shares	$0.200	$0.017	$0.183
Class D shares	$0.200	$0.005	$0.195

Portfolio Update

As of October 31, 2024, the Fund had debt investments and equity investments in 241 portfolio companies with an aggregate of $1.2 billion (at cost) in investments and an average position size of 0.41%.1 As of October 31, 2024, the Fund’s investments consisted of 89.64% first-lien debt investments, 4.27% second-lien debt investments, 4.42% mezzanine debt investments, and 1.67% equity investments (at fair value). As of October 31, 2024, on a fair value basis, 92.21% of the Fund’s debt investments bear interest at a floating rate and 7.79% of the Fund’s debt investments bear a fixed rate. As of October 31, 2024, the weighted average yield on the debt and income producing investments at fair value was 9.95%.2

As of October 31, 2024, our portfolio companies had a weighted average reported EBITDA (including all private debt investments and excluding quoted assets) of $89.2 million. Including all quoted assets as of October 31, 2024, our portfolio companies had a weighted average reported EBITDA of $306.6 million. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on the fair market value of each respective investment as of its most recent valuation.
1 Average position size is calculated as a percentage of the total fair value of the Fund's investment portfolio.
2 The weighted average yield of the Fund's debt and income producing securities is not the same as a return on investment for the Fund's shareholders, but rather relates to the Fund's investment portfolio and is calculated before the payment of all of the Fund's and its subsidiary’s fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.
3 Class S and Class D shares were first issued and sold in October 2023.

The industry composition of the Fund’s portfolio as a percentage of fair value as of October 31, 2024 was as follows:

Industry	October 31, 2024
Aerospace & Defense	1.31%
Automotive	1.73%
Banking, Finance, Insurance, Real Estate	3.98%
Beverage, Food & Tobacco	6.21%
Capital Equipment	7.29%
Chemicals, Plastics & Rubber	2.30%
Construction & Building	6.97%
Consumer Goods: Durable	1.86%
Consumer Goods: Non-durable	3.45%
Containers, Packaging & Glass	1.48%
Energy: Electricity	1.77%
Energy: Oil & Gas	0.84%
Environmental Industries	3.84%
Forest Products & Paper	0.06%
Healthcare & Pharmaceuticals	9.82%
High Tech Industries	10.02%
Hotel, Gaming & Leisure	0.55%
Media: Advertising, Printing & Publishing	0.85%
Media: Broadcasting & Subscription	0.51%
Media: Diversified & Production	0.46%
Metals and Mining	0.23%
Retail	0.02%
Services: Business	15.69%
Services: Consumer	6.07%
Sovereign & Public Finance	0.57%
Telecommunications	2.76%
Transportation: Cargo	2.95%
Transportation: Consumer	1.43%
Utilities: Electric	2.14%
Utilities: Water	0.68%
Wholesale	2.16%
Total	100.00%

The Fund's top ten portfolio companies as of October 31, 2024 were as follows:

Portfolio Company	Industry	% of Fair Value of Investments
Kenco	Transportation: Cargo	1.87%
Motion & Control Enterprises	Capital Equipment	1.73%
Insulation Technology Group	Energy: Electricity	1.70%
Soliant Holdings LLC	Services: Business	1.59%
Gannett Fleming	Construction & Building	1.58%
Diligent Corporation	High Tech Industries	1.52%
Action Behavior Centers	Healthcare & Pharmaceuticals	1.48%
Sapphire Telecom Inc	Telecommunications	1.46%
Apex Services	Services: Consumer	1.46%
AmerCareRoyal	Beverage, Food & Tobacco	1.44%

Past performance is not necessarily indicative of future performance, and there can be no assurance that the Fund will achieve comparable investment results, or that any targeted returns will be met.

The information presented above is based on the determination of Churchill PCIF Advisor LLC, in its capacity as the Board's valuation designee (the “Valuation Designee”), as of October 31, 2024 and remains subject to the review and oversight by the Board to determine that the Valuation Designee selected and consistently applied the appropriate valuation methodologies in connection with the Valuation Designee's determination of the fair value of the Fund's portfolio securities. Consequently, the data set forth in the Fund’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024 may differ from this information, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above. Neither PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the financial data contained herein. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

Teachers Insurance and Annuity Association of America, the ultimate parent company of the Fund's investment adviser, may, from time to time, sell a portion of its Class I shares of beneficial interest in the Fund to unaffiliated investors in reliance upon an exemption from registration under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: November 27, 2024	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President